                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       9/19/2005
                                                 -------------------------------



                           CITIZENS FIRST CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



     Kentucky                       333-67435                    61-0912615
    ------------------------------------------------------------------------
(State or other jurisdiction       (Commission               (IRS Employer
   of incorporation)                File Number)           Identification No.)



             1805 Campbell Lane, Bowling Green, Kentucky          42101
-------------------------------------------------------------------------------
              (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code       (270) 393-0700
                                                   -----------------------------

                                 Not Applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))
                                        1

ITEM 5.02 Departure of Directors or Principal Officers, Election of Directors, Appointment of Principal Officers.

    On September 19, 2005, Bill D. Wright, the Company's Principal Financial Officer and Principal Accounting Officer, resigned.

                                   SIGNATURES




                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CITIZENS FIRST CORPORATION
                                                (Registrant)



                                          By:   Mary D. Cohron
                                             /s/Mary D. Cohron
                                          President and Chief Executive Officer
Date:  September 23, 2005

                                        3